UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 25, 2024
Richmond Mutual Bancorporation, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38956	36-4926041
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

31 North 9th Street, Richmond, Indiana	47374
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (765) 962-2581
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RMBI	The NASDAQ Stock Market LLC
Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Items to be Included in this Report
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously reported in a Form 8-K filed with the Securities and Exchange Commission on May 23, 2023, Richmond Mutual Bancorporation, Inc. (the "Company"), the parent company of First Bank Richmond (the “Bank”), appointed Bradley M. Glover, then serving as Vice President/Controller, to the role of Acting Chief Financial Officer (“CFO”) of both the Company and the Bank. As of March 25, 2024, Mr. Glover has been officially appointed as the permanent CFO of both the Company and the Bank.

Mr. Glover, age 33, is serving as Vice President, CFO and Controller of Richmond Mutual Bancorporation and First Bank Richmond. Mr. Glover was appointed Acting CFO in May 2023 and assumed the role of permanent CFO in March 2024. He has worked at First Bank Richmond since 2011 and has served as Vice President/Controller of the Bank since 2021. He served as Assistant Vice President and Senior Accounting Officer before promotion to his role of Vice President and Controller. Mr. Glover's responsibilities include management and direction of the finance and accounting functions, asset-liability management, budgeting and investment management. He also manages the accounting functions of the Bank and oversees daily accounting operations, as well as directs and assists in the preparation of regulatory and managerial financial reports. Mr. Glover holds a BS in Accounting from Ball State University’s Miller College of Business and has been recognized by the Indiana Bankers Association for completion of their Leadership Development Program. In addition to his 12-year career in Banking, Mr. Glover also serves as a board member of Centerville-Abington Community Dollars for Scholars and a finance committee member of the Richmond Family YMCA.

There are no arrangements or understandings between Mr. Glover and any other person pursuant to which he was appointed as an executive officer, nor is there a family relationship between any member of the Company's or the Bank's boards of directors or any of its executive officers and Mr. Glover. Further, there are no relationships between Mr. Glover and the Company or the Bank that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

RICHMOND MUTUAL BANCORPORATION, INC.

Date: March 25, 2024	By:	/s/Bradley M. Glover
Bradley M. Glover
CFO